Other receivables, net	6 Months Ended
Jun. 30, 2026
Receivables [Abstract]
Other receivables, net

Note 6 – Other receivables, net

Other receivables, net consist of the following:

	June 30, 2026	December 31, 2025
	(Unaudited)
Receivables from sales of short-term investment	$1,888,662	$1,888,662
Loan to third party*	4,863,598	—
Others	141,455	249,410
Total other receivables	6,893,715	2,138,072
Allowance for credit losses	(1,888,662)	(1,888,662)
Total other receivables, net	$5,005,053	$249,410

*On March 16, 2026, and April 10, 2026, the Company entered into borrowing agreements with a third party with the interest rate at 3.5% per annual, pursuant to which the Company provides a loan facility of $4,421,453 and $736,909, respectively to the third party. As of June 30, 2026, the balance of loan lent to the third party is $4,863,598.

The Company does not require collateral for other receivables. The Company maintains an allowance for its doubtful accounts receivable due to estimated credit losses, and all the allowance for credit losses are accrued directly to the receivables from sales of short-term investment. The Company records the allowance for credit loss through the consolidated statements of operations and comprehensive income, included in allowance for credit losses, up to the amount of receivables recognized to date. Receivables are written off and charged against the recorded allowance when the Company has exhausted collection efforts without success.